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                                                                   Exhibit 10.13

                               AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDMENT dated as of May 21, 1999 to the Credit Agreement dated as of December 19, 1997 (as amended and restated as of March 31, 1999, the "CREDIT AGREEMENT") among THE AES CORPORATION ("AES"), the BANKS party thereto, the FRONTING BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION . DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION . AMENDMENT TO DEBT COVENANT. Section 5.07(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "(c) In addition to the Debt permitted by subsections (a) and (b) above, AES shall be permitted to incur, assume, create and suffer to exist up to $600,000,000 aggregate principal amount of unsecured senior and/or subordinated Debt issued and sold by way of (i) a registered public offering, (ii) an offering made to qualified institutional buyers pursuant to Rule 144A under the Securities Act and/or (iii) in the form of term loans from banks or other institutional lenders or investors, in each case having terms and provisions applicable to AES and its Subsidiaries that are no more restrictive in any material respect (including, without limitation, covenants and events of default but excluding limitations of the type referred to in clauses (C)(y)(I), (II) and
(III) below that are permitted under clause (C)(y) below) than those included in existing outstanding public Debt of AES or otherwise acceptable to the Required Banks; PROVIDED that (A) both before and after giving effect to such issuance no Default shall have occurred and be continuing, (B) on a PRO FORMA basis after giving effect to such issuance

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and the application of the proceeds thereof (but without increasing or decreasing Parent Operating Cash Flow on account of acquisitions for periods prior to such acquisitions), AES would have been in compliance with Section 5.15 and 5.16 as of the last day of the fiscal quarter ended on, or most recently ended prior to, the date of such issuance (assuming for this purpose that such Debt (and any other Debt of AES outstanding on the date of issuance of such Debt and issued after the first day of the period of four consecutive fiscal quarters ended on such last day) was issued and the proceeds applied on the first day of the period of four consecutive fiscal quarters ended on such last day (but without increasing or decreasing Parent Operating Cash Flow on account of acquisitions for periods prior to such acquisitions)), and (C) such Debt (x) is not guaranteed by any Subsidiary or Affiliate of AES, (y) does not limit (I) the ability of Subsidiaries and Affiliates of AES to guarantee other senior Debt of AES, (II) the ability of AES to grant Liens on stock of Subsidiaries or intercompany advances to secure other senior Debt of AES or (III) the ability of Subsidiaries or Affiliates of AES to grant Liens on their assets (including stock of Subsidiaries and intercompany advances) to secure guarantees of other senior Debt of AES (provided that (aa) a Permitted Negative Pledge shall not be prohibited by this clause (y) and (bb) this clause (y) shall not apply if AES shall have received at least $300,000,000 of gross cash proceeds from the issuance of its common stock after March 1, 1999 and on or prior to June 30,
1999) and (z) does not require any scheduled payment of principal prior to July 14, 2003."

         SECTION 3. REPRESENTATIONS OF BORROWER. AES represents and warrants that (i) the representations and warranties of AES set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") upon which the Agent shall have received from each of AES, each Guarantor and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                      THE AES CORPORATION

                                      By:
                                         --------------------------------------
                                        Name:
                                        Title:

                                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                      By:
                                         --------------------------------------
                                        Name:
                                        Title:

                                      NATIONSBANK, N.A.

                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                                      UNION BANK OF CALIFORNIA, N.A.

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

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                                            BARCLAYS BANK PLC

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            AUSTRALIA AND NEW ZEALAND
                                             BANKING GROUP LIMITED

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE BANK OF NOVA SCOTIA

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            BANKBOSTON, N.A.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            DRESDNER BANK AG, NEW YORK
                                              AND GRAND CAYMAN BRANCHES

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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                                            THE FIRST NATIONAL BANK OF
                                               CHICAGO

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE INDUSTRIAL BANK OF JAPAN,
                                               LIMITED, NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            TORONTO DOMINION (TEXAS), INC.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            SOCIETE GENERALE

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            CREDIT LYONNAIS NEW YORK
                                               BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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                                            BAYERISCHE HYPO- UND
                                               VEREINSBANK AG,
                                               NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            BANQUE NATIONALE DE PARIS

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            CIBC INC.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            COMMERZBANK AG, NEW YORK
                                               BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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                                            WESTDEUTSCHE LANDESBANK
                                               GIROZENTRALE

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:



                                            CREDIT LOCAL DE FRANCE, NEW
                                               YORK AGENCY

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            FIRST HAWAIIAN BANK

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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                                            RIGGS BANK N.A.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            THE SANWA BANK, LIMITED
                                               NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:



                                            SUNTRUST BANK, CENTRAL
                                               FLORIDA, N.A.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            ARAB BANK PLC

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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                                            MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK, as Agent

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

The undersigned Guarantors hereby
consent to the foregoing Amendment
No. 1 to Amended and Restated
Credit Agreement:

AES HAWAII MANAGEMENT
   COMPANY, INC.

By:
   ---------------------------------
   Name:
   Title:

AES OKLAHOMA MANAGEMENT
   CO., INC.

By:
   ---------------------------------
   Name:
   Title:

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